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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                                (AMENDMENT NO. 1)


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 5, 2006


                             PATAPSCO BANCORP, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

          Maryland                    0-28032                  52-1951797
----------------------------   ----------------------    ---------------------
(State or Other Jurisdiction   Commission File Number      (I.R.S. Employer of
 Incorporation)                                            Identification No.)


                 1301 Merritt Boulevard, Dundalk, Maryland      21222
       ------------------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (410) 285-1010
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                Explanatory Note

         This Form 8-K/A is being filed to report a correction to a press release issued on April 6, 2006 by Patapsco Bancorp, Inc. (the "Company"). Based on corrected information provided to the Company by its transfer agent, the Company is reporting that the number of shares of Series A Non-cumulative, Perpetual Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock") converted into common stock was 82,375 shares, rather than 78,145 shares as had previously been reported to the Company by its transfer agent. As a result, the Company's outstanding shares of common stock increased by 328,924, shares, rather than 312,034 shares as had previously been reported in the Company's Current Report on Form 8-K filed on April 6, 2006, and the number of shares of the Company's outstanding common stock is 1,802,441 rather than 1,785,551 as had previously been reported. In addition, as a result of the conversion of preferred stock, shareholders equity decreased by $66,900 rather than $172,650 as had previously been reported. The corrected Form 8-K follows, and the corrected press release is filed herewith as Exhibit 99.2.

ITEM 8.01    OTHER EVENTS
             ------------

         As previously reported in the Current Report on Form 8-K filed on January 20, 2006, the Board of Directors of Patapsco Bancorp, Inc. (the "Company") elected to call for redemption or conversion all outstanding shares of Series A Non-cumulative, Perpetual Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), that had not been converted into common stock at the election of the holders and that remained outstanding on or prior to the close of business on March 31, 2006 (the "Redemption Date").

         By the Redemption Date, the holders of 82,375 shares of the Series A Preferred Stock had converted such shares into 328,924 shares of Company common stock. The holders of the remaining 2,676 shares of Series A Preferred Stock were redeemed by the Company at $25.00 per share, for a total of $66,900. As a result of these transactions, the number of shares of Company common stock has increased to 1,802,441 shares. The Company's shareholders equity has decreased by $66,900.

         The final dividend on the Series A Preferred Stock was paid on March 31, 2006 to all shareholders of record as of February 18, 2006.

         Additional information concerning the conversions is described in a Press Release dated April 6, 2006, a copy of which is attached to this Report as
Exhibit 99.1 and a corrected Press Release dated April 20, 2006, which are incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

       (a)   Financial Statements of Businesses Acquired: Not applicable.

       (b)   Pro Forma Financial Information: Not applicable.

       (c)   Shell Company Transactions: Not applicable.

       (d)   Exhibits

             Number            Description
             ------            -----------

             99.1         Press Release dated April 6, 2006 (previously filed)
             99.2         Corrected Press Release dated April 20, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                PATAPSCO BANCORP, INC.



Date:  April 24, 2006           By: /s/ Michael J. Dee
                                    --------------------------------------------
                                    Michael J. Dee
                                    Senior President and Chief Financial Officer